Loss per share (Tables)	12 Months Ended
Dec. 31, 2022
Loss per share
Schedule of Basic and diluted net loss per share

	December 31,
	2020	2021	2022
	US$	US$	US$
Numerator:
Net loss attributable to Xinyuan Real Estate Co., Ltd. Shareholders - basic and diluted	(81,040,908)	(417,307,378)	(263,353,561)
Denominator:
Weighted average number of shares outstanding-basic*	107,558,506	107,283,420	107,849,225
Stock options	10,674	—	—
Restricted stock units	—	—	—
Weighted average number of shares outstanding-diluted	107,569,181	107,283,420	107,849,225
Basic loss per share	(0.75)	(3.89)	(2.44)
Diluted loss per share	(0.75)	(3.89)	(2.44)
*

The restricted shares repurchased by the trustee that are unvested are excluded from the number of shares outstanding for purposes of computing basic earnings per share in accordance with ASC 260. However, these unvested restricted shares are factored into the computation of diluted earnings per share using the treasury stock method.